SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Wellington Shields All-Cap Fund a series of Capital Management Investment Trust

140 Broadway New York, New York 10005

October 31, 2019

Dear Shareholder:

     Enclosed is a Notice, Proxy Statement and Proxy Card for a Special Meeting of Shareholders (the “Meeting”) of the Wellington Shields All-Cap Fund (the “Fund”), a series portfolio of the Capital Management Investment Trust (the “Trust). The Meeting is scheduled for November 22, 2019 and will be held at 09:00 A.M., Eastern Time at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. If you are a shareholder of record of the Fund as of the close of business on August 15, 2019, you are entitled to vote at the Meeting and any adjournment thereof. Management has reevaluated the current structure of the Trust, and is recommending that shareholders approve the recoupment of certain expenses and reimbursements to the Small-Cap Fund by the All-Cap Fund as a result of a recommended merger of the two funds; the election of Trustees to fill vacancies due to the passing of two Trustees; and, approval of a new investment advisory agreement between the Trust and Capital Management Associates, Inc. (“CMA”) if the recommended merger of the Small-Cap and All-Cap Funds is not approved by the Small-Cap Fund shareholders.

     CMA has served as investment adviser to the Fund since the Fund’s inception. At the Meeting, shareholders will be asked to re-approve the investment advisory agreement between CMA and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement as a result of the circumstances described in this proxy statement.

     The Board of Trustees is also seeking your vote to approve the ability of CMA to seek reimbursement of fees waived for, and/or expenses reimbursed to the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”), which is proposed to be reorganized into the All-Cap Fund under a separate proxy, from the All-Cap Fund following the reorganization of the Small-Cap Fund into the All-Cap Fund.

     The Board of Trustees is also seeking your vote for the election of three Trustees to the Trust’s Board of Trustees. One of the nominees currently serves as Trustee of the Trust; one of the nominees previously served as Trustee for the Trust; and, one additional first-time nominee for trustee is being presented at the Meeting.

     At a quarterly meeting held on July 31, 2019, the Board of Trustees of the Trust approved the New Agreement with CMA, the reimbursement of fees waived and/or expenses reimbursed resulting from the reorganization of the Small-Cap Fund into the All-Cap Fund, and the election of Trustees to the Board, all subject to shareholder approval.

     I am writing on behalf of the Board of Trustees to ask for your prompt vote for the approval of the New Agreement, the reimbursement of fees waived and/or expenses reimbursed resulting from the reorganization of the Small-Cap Fund into the All-Cap Fund, and the approval of the election of three Trustees to the Board. The proposals have been carefully reviewed by the Board of Trustees of the Trust.

The Board of Trustees unanimously recommends that you vote FOR the proposals.

     It is very important to receive your vote before November 22, 2019. Voting is quick and easy. Everything you need to vote is enclosed. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyonline.com. You should use the enclosed instructions to vote by telephone or over the Internet.

I appreciate your participation and prompt attention to this matter.

Sincerely,

W. Jameson McFadden
President, Principal Executive Officer and Principal Financial Officer and Secretary

Wellington Shields All-Cap Fund a series of Capital Management Investment Trust 140 Broadway New York, New York 10005

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on November 22, 2019 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of Wellington Shields All-Cap Fund (the “Fund”), a series of Capital Management Investment Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Fund (the “Special Meeting”) will be held on November 22, 2019 at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), at 9:00 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve an investment advisory agreement with respect to the Fund between Capital Management Associates, Inc. and the Trust;

2.	To approve the ability of CMA, the investment adviser to the All-Cap Fund, to seek reimbursement of fees waived for, and/or expenses reimbursed to the Wellington Shields Small-Cap Fund (the “Small-Cap Fund”) from the All-Cap Fund following the reorganization of the Small-Cap Fund into the All-Cap Fund;

3.	To elect three Trustees to the Board of Trustees of the Trust; and

4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

     The Board of Trustees recommends you vote FOR each Proposal identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on August 15, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 888-626-3863.

     We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

W. Jameson McFadden President, Principal Executive Officer and Principal Financial Officer and Secretary

PROXY STATEMENT Wellington Shields All-Cap Fund a series of Capital Management Investment Trust 140 Broadway New York, New York 10005

INTRODUCTION

     The enclosed proxy is solicited by the Board of Trustees (the “Board”) of Capital Management Investment Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 22, 2019 at 09:00 A.M., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on August 15, 2019 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately November 1, 2019.

The Trustee recommends that you vote:

1.	To approve an investment advisory agreement with respect to the Wellington Shields All-Cap Fund (the “All-Cap Fund”) between Capital Management Associates, Inc. and the Trust;

2.	To approve the ability of CMA, the investment adviser to the All-Cap Fund, to seek reimbursement of fees waived for, and/or expenses reimbursed to the Wellington Shields Small-Cap Fund (the “Small- Cap Fund”) from the All-Cap Fund following the reorganization of the Small-Cap Fund into the All- Cap Fund;

3.	To elect three Trustees to the Board of Trustees of the Trust; and

4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

     Shareholders of the All-Cap Fund will vote on the Proposals. Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR Proposal 1, 2 and 3.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Change in Control of the Adviser

     Capital Management Associates, Inc. (“CMA”) has served as investment adviser to the All-Cap Fund since its inception. At the Meeting, shareholders will be asked to re-approve the investment advisory agreement between CMA and the Trust on behalf of the Fund. The new investment advisory agreement (“New Agreement”) has the same advisory fee as, and does not otherwise differ from, the prior investment advisory agreement (“Prior Agreement”). You are being asked to approve the New Agreement because the Prior Agreement, as a result of the circumstances described below, will likely terminate.

     Mr. Joseph V. Shields, a principal and control person of CMA, passed away on October 10, 2018. Mr. J. Shields along with his brother, David V. Shields and his nephew, W. Jameson McFadden are each control persons of CMA. Mr. J. Shields’ interests in CMA will ultimately be passed onto W. Jameson McFadden and another family member (the “Transaction”). Currently Mr. J. Shields’ estate is holding the interest in CMA and it is not, at this time, known when that estate will ultimately be distributed. Mr. David V Shields (as well as Mr. J. Shields’ wife) serves as the trustee of Mr. J. Shields’ estate. At such time as Mr. J. Shields’ ownership interest in CMA is distributed from his estate, a technical change in control may be deemed to occur. It should be noted however, that, although a technical change in control may occur, Mr. J. Shields’ ownership interest will be passed equally to two of the top four remaining owners of CMA. As explained below, notwithstanding, the technical change in control may be deemed to cause an assignment and termination of the Prior Agreement.

     The Transaction may be viewed to result in a change in control of CMA, as that concept is described under the Investment Company Act of 1940, as amended (the "1940 Act"). In turn, this change in control could be viewed to result in an assignment of the investment advisory agreement between CMA, the investment adviser to the Fund, and the Trust (the "Prior Agreement"). Section 15(a)(4) of the 1940 Act effectively requires the automatic termination of an advisory contract when it is assigned. As a result, the Prior Agreement will be terminated. Accordingly, shareholders of the Fund are being asked to approve a new management agreement between CMA and the Trust (the "New Agreement") so that CMA’s management of the Fund may continue without any interruption. If approved by shareholders of the Fund, the New Agreement will become effective on the date of the transfer of Mr. Joseph V. Shields, Jr.’s ownership interest from his estate (the “Effective Date”). The Effective Date is unknown at this time.

     The expense limitation agreement between CMA and the Trust on behalf of the Fund will terminate at the same time as the Prior Agreement. If the New Agreement is approved by shareholders, CMA has agreed to enter into a new expense limitation agreement that will be identical to the agreement that was previously in place and will be in place until April 1, 2020.

     The Transaction will not result in any changes to the organization or structure of the Fund, with the exception of the transfer of ownership of Mr. Joseph V. Shields, Jr. After the Effective Date CMA will continue to serve as the Fund's investment adviser and none of the Fund's other service providers will change in connection with the Transaction. Alexander L.M. Cripps, CFA, portfolio manager, and W. Jameson McFadden, portfolio manager, have been primarily responsible for the day-to-day management of the Fund since 2016. The Fund will continue to be managed by the current portfolio managers. Also important to note that Mr. W. Jameson McFadden is a control person of CMA as noted above and will continue to be a control person after the Transaction. Mr. McFadden also serves as the president, principal executive officer and principal financial officer of the All-Cap Fund and will continue to do so after the Transaction. As noted above,

Mr. David V. Shields, the brother of Mr. Joseph V. Shields and the executor of his estate and a current control person of CMA will continue to be a control person of CMA after the transaction.

The Prior Agreement

     The Board last considered the Prior Agreement for the All-Cap Fund at a meeting held on October 25, 2018.The following table describes the advisory fees paid to CMA and the fees waived by CMA pursuant to an expense limitation agreement:

		Fee Waiver/
	Advisory Fees	Expense	Net Advisory Fees
Fiscal Year (Period) Ended	Accrued	Reimbursement	Paid
November 30, 2018	$281,430	($32,678)[3]	$248,752
November 30, 2017	$202,386	($28,504)[2]	$173,882
November 30, 2016	$181,318	($25,601)[1]	$155,717

1	Subject to reimbursement by the Fund through November 30, 2019.

2	Subject to reimbursement by the Fund through November 30, 2020.

3	Subject to reimbursement by the Fund through November 30, 2021.

The Terms of the Prior Agreement and the New Agreement

     At its July 31, 2019 meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the New Agreement between CMA and the Trust, subject to shareholder approval. It is anticipated that if approved by shareholders, the New Agreement will become effective November 25, 2019 (the “Effective Date”). The New Agreement is identical to the Prior Agreement, except with respect to the date. Set forth below is a summary of all material terms of the New Agreement. The form of the New Agreement is included as Appendix A. The summary of all material terms of the New Agreement below is qualified in its entirety by reference to the form of New Agreement included as Appendix A.

     The advisory fee rate under the Prior Agreement and the New Agreement is the same. The annualized advisory fee rate paid to CMA by the Fund will remain at 1.00% of the Fund’s average daily net assets.

     The New Agreement would require CMA to provide the same services as it provided under the Prior Agreement. CMA shall, subject to the supervision of the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with its investment objectives and policies. CMA shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented, Bylaws and the Fund’s registration statement and with the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect.

     The New Agreement has the same duration and termination provisions as the Prior Agreement. The New Agreement will have an initial term of two years from its effective date and will continue from year to year so long as its renewal is specifically approved by (a) a majority of the Trustees who are not parties to the New Agreement and who are not "interested persons" (as defined in the 1940 Act) of any party to the New Agreement, cast in person at a meeting called for the purpose of voting on such approval and a majority vote of the Trustees or (b) by vote of a majority of the voting securities of the Fund. It may be terminated by the Trust, without the payment of any penalty, by a vote of the Board or with respect to the Fund, upon the affirmative vote of a majority of the outstanding voting securities of the Fund. It may also be terminated at any time upon 60 days' notice without the payment of any penalty by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by CMA.  The New Agreement will terminate automatically in the event of its assignment.

     The New Agreement subjects CMA to the same standard of care and liability to which it was subject under the Prior Agreement.

     If shareholders approve the New Agreement, CMA will enter into a new expense limitation arrangement whereby it will contractually agree to waive or limit its fees and to assume certain other expenses of the Fund until April 1, 2020, so that total annual operating expenses of the Fund does not exceed 1.50% . This contractual arrangement may only be terminated by mutual consent of CMA and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and CMA. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage fees and commissions, (iv) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (v) expenses incurred under a plan of distribution under Rule 12b-1 (there is no plan of distribution at this time). The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. CMA may be entitled to the reimbursement of any fees waived or expenses reimbursed pursuant to the agreement provided overall expenses fall below the limitations set forth above. CMA may recoup the sum of all fees previously waived or expenses less any reimbursement previously paid, for a period of three years from the date of the actual waiver or expense reimbursement, and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap a the time of the recapture, provided total expenses do not exceed the limitation set forth above.

     If the Fund’s shareholders approve the New Agreement, it is expected that the New Agreement would become effective on November 25, 2019 (the “Effective Date”).

Information Concerning CMA

     CMA, located at 140 Broadway, 44th Floor, New York, New York 10005, was organized as a New York corporation and began conducting business in 1982. As of June 30, 2019, CMA had assets under management of approximately $137.8 million. The names, addresses, and principal occupation of the principal executive officers of CMA as of the date of this proxy statement are set forth below.

Name and Address	Principal Occupation
Dimitri H. Kuriloff	Director of Research
140 Broadway, 44th Floor, New York, New York 10005
David V. Shields	Director
140 Broadway, 44th Floor, New York, New York 10005
William J. McFadden	President and Chief Executive Officer
140 Broadway, 44th Floor, New York, New York 10005
Stephen J. Portas	Chief Compliance Officer
140 Broadway, 44th Floor, New York, New York 10005
Philip M. Curcuru	Secretary and Treasurer
140 Broadway, 44th Floor, New York, New York 10005

Board Considerations in Approving the New Agreement

     At an in-person meeting held on July 31, 2019, the Board considered the approval of the New Agreement between the Trust and CMA on behalf of the Fund. CMA provided written information to the Board to assist the Board in its considerations.

     The Board discussed that the passing of Mr. Jerry V. Shields, Jr., as a significant shareholder of CMA, would result in a change in control of CMA under the 1940 Act and an assignment and termination of CMA’s agreements with the Trust once the ownership passed through his estate. Counsel discussed the requirements of the 1940 Act, the possible steps that may need to be taken, including a shareholder meeting for the Fund to approve a new advisory agreement, and the applicable timelines.

     The Board then reviewed a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, between the Trust and CMA with respect to the All-Cap Fund. A copy of this memorandum was circulated to the Trustees in advance of the meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the New Agreement, including the following material factors: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the All-Cap Fund; (iii) the costs of the services provided and profits realized by CMA from the relationship with the All-Cap Fund; (iv) the extent to which economies of scale would be realized if the All-Cap Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the investors of the All-Cap Fund; and (v) CMA’s practices regarding possible conflicts of interest and other benefits derived by CMA.

     In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared and/or presented in connection with the annual renewal process and this off-cycle process, including information presented to the Board in CMA’s presentation earlier in the meeting. The Board requested and was provided with information and reports relevant to the approval of the New Agreement, including: (i) reports regarding the services and support provided to the All-Cap Fund and its shareholders by the CMA; (ii) periodic assessments of the investment performance of the All-Cap Fund from CMA; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the All-Cap Fund’s management addressing CMA’s investment philosophy, investment strategy, personnel and operations; (v) compliance reports concerning the All-Cap Fund and CMA; and (vi) the memorandum from Counsel summarizing the fiduciary duties and responsibilities of the Board in reviewing and approving the New Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision.

     The Board also requested and received various informational materials including, without limitation: (i) documents containing information about CMA, including financial information, a description of personnel and the services provided to the All-Cap Fund, information on investment advice, performance, summaries of the All-Cap Fund’s expenses, compliance program, current legal matters and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the All-Cap Fund; (iii) the anticipated effect of size on the All-Cap Fund’s performance and expenses; and (iv) benefits to be realized by CMA from its relationship with the All-Cap Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreement.

(1) The nature, extent and quality of the services provided by CMA.

In this regard, the Board considered the responsibilities CMA has under the New Agreement with respect to the All-Cap Fund. The Board reviewed the services provided by CMA to the All-Cap Fund including, without limitation: CMA’s processes for formulating investment recommendations and assuring compliance with the All-Cap Fund’s investment objectives and limitations; its coordination of services for the All-Cap Fund among the All-Cap Fund’s service providers; and the anticipated efforts to promote the All-Cap Fund, grow assets and assist in the distribution of the All-Cap Fund’s shares. The Board considered: CMA’s staffing, personnel and methods of operating; the education and experience of the CMA’s personnel; and the CMA’s compliance program, policies and procedures. After reviewing the foregoing and further information from CMA, the Board concluded that the quality, extent and nature of the services provided by CMA was satisfactory and adequate for the All-Cap Fund.

(2) Investment performance of the All-Cap Fund and CMA.

     In considering the investment performance of the All-Cap Fund and CMA, the Trustees compared the performance of the All-Cap Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and comparable peer group indices. Since the merge of the former Mid Cap Fund and the All-Cap Fund, CMA no longer has clients with similar investment objectives to the All-Cap Fund. Prior to the merger, a group of accounts was run in a comparable manner, but with the addition of the mid-cap stocks to the Fund portfolio, the divergence of the portfolios is too great to provide meaningful data.

     The Board also considered the consistency of CMA's management of the All-Cap Fund with its investment objective and policies. The Board noted that the All-Cap Fund had underperformed its category median for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2019 but was within the range of the category considered: -5.49% to 26.52% for 1-year returns; -6.81% to 35.51% for 3-year returns; -5.53% to 19.88% for 5-year returns; and 4.12% to 20.51% for 10 year returns. Based on the foregoing, the Board concluded that the investment performance information presented for the All-Cap Fund was acceptable at this time.

(3) The costs of the services provided and profits realized by CMA from the relationship with the All-Cap Fund.

     In considering the costs of the services provided and profits realized by CMA from the relationship with the All-Cap Fund, the Board considered: CMA’s staffing, personnel and methods of operating; the financial condition of CMA and the level of commitment to the All-Cap Fund by CMA and its principals; the expected asset levels of the All-Cap Fund; and the projected overall expenses of the All-Cap Fund. The Board considered financial statements of CMA and discussed the financial stability and profitability of the firm. The Board considered the fees and expenses of the All-Cap Fund (including the management fees) relative to its category. The Board noted that the management fee for the All-Cap Fund was above its category median but within the range of the category considered: 0.00% to 1.40%. The Board considered that CMA does not have any separate accounts which are managed similarly to the Fund but that the advisory fees charged to the Fund are comparable to those charged to CMA’s other clients. Following this analysis and upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to CMA by the All-Cap Fund were fair and reasonable.

(4) The extent to which economies of scale would be realized as the All-Cap Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the investors of the All-Cap Fund.

     In this regard, the board considered the All-Cap Fund’s fee arrangements with CMA. The Trustees noted that CMA has agreed to breakpoint fee schedules in its New Agreement and an expense limitation agreement for the Fund. The Trustees further noted that both of these arrangements would benefit the Fund’s shareholders. The Trustees also noted that the All-Cap Fund would benefit from economies of scale under its agreements with some of its service providers other than CMA as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered CMA’s efforts to work with its new service providers to secure such arrangements for the All-Cap Fund. Following further discussion of the All-Cap Fund’s expected asset level, expectations for growth and levels of fees, the Board determined that the All-Cap Fund’s fee arrangement, in light of all facts and circumstances, was fair and reasonable and that the breakpoint schedule and expense limitation arrangement provided potential savings or protection for the benefit of the All-Cap Fund’s investors.

(5) Possible conflicts of interest and benefits derived by CMA.

     In considering CMA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the All-Cap Fund; the fact that CMA does not utilize soft dollars; the basis of decisions to buy or sell securities for the All-Cap Fund; and the substance and administration of CMA’s code of ethics. Based on the foregoing, the Board determined that CMA’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

The Board then reflected on its discussion with a representative of CMA at the meeting. The Trustee met in executive session to analyze the data and determine the appropriateness of the approval of the New Agreement. The officers of the Trust were excused during this review. Based on its evaluation of the information, as well as information received throughout the year at quarterly meetings, the Board concluded that: (a) the terms of the New Agreement were fair and reasonable; (b) the approval of the New Agreement would be in the best interests of the shareholders and the Fund; and (c) it would recommend the approval of the New Agreement to shareholders. In the course of its analysis, the Board did not identify any particular information or factor that was all-important or controlling.

     After additional consideration of the factors delineated in the memorandum provided by Counsel and further analysis by the Board, the Board approved the New Agreement between CMA and the Trust with respect to the Fund.

Required Vote

     Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of: (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. All shareholders of the Fund will vote together on the Proposal.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE ALL-CAP FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

APPROVAL OF RECOUPMENT OF PREVIOUSLY WAIVED FEES AND REIMBURSED EXPENSES

Introduction & Background.

     At a meeting held on July 31, 2019 the Board of the Trust approved an Agreement and Plan of Reorganization, which provides for the reorganization of the Small-Cap Fund – a fund also advised by CMA, the investment adviser to your All-Cap Fund – with and into the All-Cap Fund (the “Reorganization”). The Reorganization Agreement and the recoupment of previously waived fees and reimbursed expenses require shareholder approval of the Small-Cap Fund shareholders, and if approved, is expected to be effective on or about November 25, 2019. The Small-Cap Fund shareholders are expected to vote on the Reorganization and recoupment of waived fees and reimbursed expenses at a special meeting scheduled for November 22, 2019.

Recoupment of Previously Waived Fees and Reimbursed Expenses.

     At its meeting held on July 31, 2019, the Board also considered a proposal by CMA to allow it to recoup fees waived and/or expenses reimbursed for the Small-Cap Fund under expense limitation arrangements in place prior to the Reorganization from the All-Cap Fund following the Reorganization. This Proposal is contingent on the approval by the shareholders of the Small-Cap Fund of the Reorganization. Additionally, because this proposal will also affect shareholders of the Small-Cap Fund, it is also being submitted to them for their vote and is contingent on their approval.

     In considering this proposal, the Board considered CMA’s history with Small-Cap Fund and the All-Cap Fund (the “Funds”), as well as its ongoing commitments to the Funds. Specifically, the Board considered the efforts of CMA to promote the Funds, the terms of the expense limitation arrangements that had been in place with the Small-Cap Fund and the All-Cap Fund, CMA’s commitment to keep the expense limitation arrangements in place for the foreseeable future, as well as the fact that the recoupment right that would be afforded to CMA would only be exercisable if assets in the All-Cap Fund were to grow, which would provide benefits to all of the shareholders. In light of the foregoing, the Board felt it appropriate and equitable to allow CMA the right to recoup fees it waived and expenses reimbursed with respect to the Small-Cap Fund prior to the closing of the Reorganization from the All-Cap Fund following the Reorganization. The Board also determined that the best interest of the shareholders of the Funds would be served by incentivizing CMA to grow assets and thereby reduce expenses so as to be able to take advantage of the ability to recoup waived fees and reimbursed expenses. The Board also felt it appropriate for shareholders to approve this ability to recoup previously waived fees and expenses reimbursed and, as such, it has been included for your vote.

     Under the terms of the expense limitation arrangements that are in place for the All-Cap Fund and the Small-Cap Fund, CMA contractually agreed to waive or limit its fees and reimburse certain Fund operating expenses through April 1, 2020, so that the ratio of total annual operating expenses does not exceed 1.50% . These operating expense limitations do not apply to interest, taxes, brokerage fees and commissions, extraordinary expenses, payments, if any, under a Rule 12b-1 Plan, and Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by a Fund as a result of investing in other investment companies, including ETFs, closed-end funds and money market funds that have their own expenses.

     Each waiver or reimbursement of an expense by CMA is subject to repayment by a Fund within three years of when the actual waiver or expense reimbursement was incurred, and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap in effect at the time of the recapture, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. In conjunction with the proposals described in this proxy statement/prospectus, CMA has agreed to extend the term of the expense limitation arrangement out to April 1, 2020.

     The following table describes for each of the Funds, the amounts of previously waived expenses for which CMA is entitled to seek reimbursement.

All-Cap Fund

Fee Waiver/Expense Reimbursement
of or Recoupment of Prior Expenses
Fiscal Year Ended	Waived/Reimbursed by Adviser
November 30, 2018[3]	$32,678
November 30, 2017[2]	$28,504
November 30, 2016[1]	$25,601

1 Subject to reimbursement by the Fund through November 30, 2019.

2 Subject to reimbursement by the Fund through November 30, 2020.

3 Subject to reimbursement by the Fund through November 30, 2021.

Small-Cap Fund

Fee Waiver/Expense Reimbursement
or Recoupment of Prior Expenses
Fiscal Year Ended	Waived/Reimbursed by Adviser
November 30, 2018[3]	$58,612
November 30, 2017[2]	$37,434
November 30, 2016[1]	$38,487

1 Subject to reimbursement by the Fund through November 30, 2019.

2 Subject to reimbursement by the Fund through November 30, 2020.

3 Subject to reimbursement by the Fund through November 30, 2021.

     If approved by shareholders of the Small-Cap Fund and the All-Cap Fund, the amounts recoupable by CMA in the Small-Cap Fund would be carried over to the All-Cap Fund after the Reorganization.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE ALL-CAP FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

PROPOSAL 3 ELECTION OF TRUSTEES

     The Investment Company Act of 1940, as amended (the “1940 Act”), requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there is one Trustee, with four recent vacancies. Two of the vacancies are due to the death of two of the Trustees; one vacancy is due to the resignation of a Trustee for personal health-related reasons; and, one vacancy is due to the resignation of an Interested Trustee to ensure that the Board maintained a majority of Independent Trustees until such time as Trustees are elected by shareholders.1 By electing the current Trustee Nominees plus the new Trustee Nominee at the Special Meeting, the Board will be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

     Following a Board meeting held on July 31, 2019, the current “Independent Trustee” (defined below) of the Trust nominated for election the three nominees listed below to serve on the Board of Trustees of the Trust. The nominees are: Paul J. Camilleri, David V. Shields and Michael D. Cahill (the “Nominees”). Mr. Shields was previously and will be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his position as a principal owner and officer of Capital Management Associates, Inc. (“CMA”) the Fund’s Advisor. (Mr. Shields is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board member who is an Independent Trustee.

     The shareholders of the Trust are being asked to vote for the election of the three Nominees at the Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his successor, if any, or until he sooner dies, resigns, retires or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

     Each Nominee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Nominee is competent to serve because of his individual overall merits, including: (i) experience; (ii) qualifications; (iii) attributes; and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes them each highly qualified. The Trustees are responsible for the management and supervision of the Fund. They set broad policies for the Fund and choose the Fund’s officers. The Trustees also: approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the investment advisers and the Fund; and oversee activities of the Fund.

     In regard to each Nominee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Nominees serve on the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the

1 Joseph V. Shields, Jr. passed away on October 10, 2018; Anthony J. Walton passed away on January 18, 2019; Lucius E. Burch III and David V. Shields resigned from the Board of Trustees at the Board of Trustees meeting held on April 10, 2019.

individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board (as applicable). In respect of each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided in the chart below, the following is a summary of the specific experience, qualifications, attributes or skills of each Nominee and the reason why he was selected to serve as Trustee. Mr. Camilleri currently serves as Trustee; Mr. Shields served as Trustee from December of 1994 until April 10, 2019, resigning from the Board to ensure that the Board of Trustees maintained a majority of Independent Trustees. Mr. Cahill is a first-time Nominee and along with Mr. Shields will not serve as a Trustee until elected by shareholders.

Paul J. Camilleri	Mr. Camilleri has experience in and knowledge of the financial industry in his role as an arbitrator for the Financial Industry Regulatory Authority and as a former consultant for a broker/dealer. Mr. Camilleri also has served as Trustee of the Trust since 2007.
Michael D. Cahill	Mr. Cahill has worked in the finance industry since 1997. Mr. Cahill is currently the
Head Trader for an SEC registered investment advisor, providing equity execution and trading management, broker-dealer relationship management and commission budget management. Mr. Cahill previously served as the vice president of institutional sales and trading.
David V. Shields	Mr. Shields has experience in and knowledge of the financial industry as a Director of CMA and vice-chairman of the broker-dealer which serves as the distributor for the Fund. Mr. Shields also served as Trustee of the Trust since its inception until his resignation on April 10, 2019, which resignation was for the purpose of ensuring that the Board of Trustees maintain a majority of Independent Trustees.

Following is a list of the Nominees and each of their principal occupations over the last five years.

NON-INTERESTED NOMINEES

TERM
		OF		NUMBER OF
		OFFICE	PRINCIPAL	FUNDS IN	OTHER
		AND	OCCUPATION(S)	FUND	DIRECTORSHIPS
NAME,	POSITION(S)	LENGTH	DURING THE PAST	COMPLEX	HELD BY TRUSTEE
ADDRESS* AND	HELD WITH	OF TIME	FIVE	OVERSEEN	DURING THE PAST
YEAR OF BIRTH	THE TRUST	SERVED	YEARS	BY TRUSTEE	FIVE YEARS
Paul J. Camilleri:	Trustee and	Since	Arbitrator for the	2	None
1947	Independent	2007	Financial Industry
	Chairman		Regulatory Authority,
Inc. (since 2001).
Michael D.	Trustee	Since	Head Trader, CKC	0	None
Cahill**: 1973		2019**	Capital LLC (since
2015); Sales Trader,
Wellington Shields &
Co. LLC (03/2011 –
03/2015)

* 140 Broadway, New York, New York 10005 ** Mr. Cahill is not currently a trustee but has agreed to serve as a trustee upon election by shareholders.

INTERESTED NOMINEE

		TERM		NUMBER OF	OTHER
		OF		FUNDS IN	DIRECTORSHIPS
		OFFICE	PRINCIPAL	FUND	HELD BY
		AND	OCCUPATION(S)	COMPLEX	TRUSTEE
NAME,	POSITION(S)	LENGTH	DURING THE PAST	OVERSEEN	DURING THE
ADDRESS* AND	HELD WITH	OF TIME	FIVE	BY	PAST FIVE
AGE	THE TRUST	SERVED	YEARS	TRUSTEE	YEARS
David V.	Trustee and	1994-	Director (since 1982) of	0	None
Shields**: 1939	President	04/2019;	Capital
		Since2019	Management Associates,
		**	Inc. (registered investment
adviser to All-Cap Fund
and Small-Cap Fund);
Vice-Chairman and
Managing Member (since
December 2009) of
Wellington Shields & Co.,
LLC (broker/dealer and
distributor to each Fund);
Managing Member (since
December 2009) of
Wellington Shields Capital
Management, LLC
(registered investment
adviser); Trustee and
President (1994 to April
2019).

* 140 Broadway, New York, New York 10005.
** Mr. Shields is an Interested Nominee because he is a Director of Capital Management Associates, Inc., the Fund’s
advisor. Mr. Shields is not currently a trustee but has agreed to serve as a trustee upon election by shareholders

     Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

     The Board of Trustees oversees the Trust and certain aspects of the services of each investment adviser and the Fund’s other service providers.

Board Meetings and Committees

     During the year ended November 30, 2018, the Board of Trustees of the Trust met four times. Each Trustee (other than Mr. Cahill, who is standing for election for the first time) attended 100% of such meetings.

     The Board of Trustees has established four committees. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

     Trustee Standing Committees. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit Committee: The Independent Trustee is the current member of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met one time during the Fund’s last fiscal year.

Nominating Committee: The Independent Trustee is the current member of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole discretion of the Nominating Committee. The Nominating Committee meets only as necessary and did not meet during the Fund’s last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: The Independent Trustee is the current member of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board of Trustees or CMA, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by CMA, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of CMA, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: The Independent Trustee is the current member of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund’s last fiscal year.

The table that follows sets forth the number of Committee meetings held by the Trust during the year ended November 30, 2018.

Qualified
			Proxy	Legal
	Audit	Nominating	Voting	Compliance
	Committee	Committee	Committee	Committee
Number of meetings	1	0	0	0

Nominee Ownership of Fund Shares. As of May 31, 2019, none of the Independent Nominees owned shares of the Fund.

Ownership of Securities of Adviser, Principal Underwriter or Related Entities. As of May 31, 2019, none of the Independent Nominees and/or their immediate family members owned securities of any of the Fund’s investment advisers, sub-advisers, principal underwriter or any entity controlling, controlled by, or under common control with such entities.

Compensation. Trustees and officers of the Trust who are interested persons of the Trust or CMA will receive no salary or fees from the Trust. Other Trustees will receive an annual fee of $2,000 per Fund each year plus $500 per Fund per meeting attended in person and $300 per Fund per meeting attended by telephone. The Trust will also reimburse each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

The following compensation table for the Trustees is based on estimated figures assuming the Trust meets four times per year. Mr. Camilleri currently serves as Trustee to the Fund; Messrs. Cahill and Shields are Trustee Nominees.

Compensation Table

Total
		Pension or		Compensation
		Retirement		from the Fund
	Aggregate	Benefits Accrued	Estimated	and Trust Paid to
	Compensation	As Part of Fund	Annual Benefits	Trustees
Name of Person, Position	from each Fund	Expenses	Upon Retirement
Paul J. Camilleri, current	$4,000	None	None	$4,000
Independent Trustee
Michael D. Cahill, Independent	$4,000	None	None	$4,000
Nominee
David V. Shields, Interested Trustee	None	None	None	None
Nominee

     As of May 31, 2019, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) approximately 12% of the All-Cap Fund and 2% of the Small-Cap Fund.

The following table provides information regarding the officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

			TERM		NUMBER OF
			OF		FUNDS IN
			OFFICE		FUND
			AND	PRINCIPAL	COMPLEX	OTHER
	NAME,	POSITION(S)	LENGTH	OCCUPATION(S) DURING	OVERSEEN	DIRECTORSHIPS
	ADDRESS*	HELD WITH	OF TIME	THE PAST FIVE	BY	HELD BY
	AND AGE	THE TRUST	SERVED	YEARS	OFFICER	OFFICER
	W. Jameson	President,	Since	President, Capital	N/A	N/A
	McFadden	Principal	2016	Management Associates, Inc.
	Year of Birth:	Executive		(2014-present); Secretary,
	1981	Officer and		Wellington Shields Capital
Principal
		Financial		Management, LLC (2009 to
		Officer and		present); Secretary and
		Secretary		Treasurer (2010-2014) and
Analyst (2006-2010), Capital
Management Associates, Inc.

	Stephen Portas	Chief	Since 3/14	Chief Compliance Officer	N/A	N/A
	Year of Birth:	Compliance		(since 2013) and Vice
	1969	Officer		President (since 2011) of
CMA; Chief Compliance
Officer (2000-2011) of
Midwood Securities (broker-
dealer).
*	140 Broadway, New York, New York 10005.

Required Vote. Pursuant to the Trust’s Agreement and Declaration of Trust and By-Laws, fifty percent of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee for Trustee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

THE TRUSTEE RECOMMENDS THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

     Quorum and Required Vote. One-third (1/3) of the outstanding shares of the Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

     Approval of Proposal 1, 2 and 3 requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

     Approval of Proposal 4 requires the shareholders of the Fund, voting together with the shareholders of any other fund in the complex under a separate 14A proxy, as a single class on the election of Trustees. Fifty percent (1/2) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee for Trustee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

     “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

     Other Business. The Trustee knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

     Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation delivered to the Trust, (ii) by a properly executed later-dated proxy received by the Trust, (iii) by an in-person vote at the Special Meeting, or (iv) by written notice of death or incapacity of the maker of the proxy received by the Trust before the vote pursuant to the proxy is counted. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

     Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

     Adjournment. If a quorum is not present or represented at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, or if other matters arise that require shareholder attention, the persons named as proxy agents, the Chairperson of the meeting, or other Trust officers present at the Special Meeting may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of one-third of those shares present at the Special Meeting or represented by proxy. The persons named as proxies will vote those proxies that are entitled to vote in favor of such an adjournment, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 888-626-3863 or write to us at Capital Management Investment Trust, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147. The reports for the Fund are also available online at www.sec.gov.

     Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the All-Cap Fund. In addition to soliciting proxies by mail, the Trustees and officers of the Trust may solicit proxies in person or by telephone. The Trust has engaged the Broadridge to distribute the Proxy Statement and related materials to shareholders. The costs of these services are expected be less than $10,000. By voting immediately, you can help CMA avoid the additional expense and burden of a second proxy solicitation.

     Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Fund. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 or made by telephone by calling 888-626-3863.

Outstanding Shares. The shares outstanding of the Fund as of August 15, 2019 are: 1,342,828.04.

     Beneficial Ownership. Appendix B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISER AND FUND INFORMATION

     Investment Adviser. Capital Management Associates, Inc., 140 Broadway, New York, New York 10005, serves as the investment adviser to the Wellington Shields All-Cap Fund.

     Administrator, Fund Accountant and Transfer Agent. Effective July 13, 2019, Premier Fund Solutions, Inc. (“PFS”) 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 4414, is the new administrator, Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147, is the new accounting services and transfer agent.

     Prior to July 13, 2019, M3Sixty Administration, LLC (“M3Sixty”), 4300 Shawnee Mission Parkway, Suite 100, Fairway, Kansas 66204, provided accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust. Some officers of the Trust also were officers, and/or employees of M3Sixty.

     Distributor. Wellington Shields & Co., LLC (“Distributor”), 140 Broadway, New York, New York 10005, is the principal underwriter and distributor of Fund shares pursuant to a Distribution Agreement with the Trust. The Distributor, which is affiliated with CMA, serves as exclusive agent for the distribution of the shares of the Fund. The Distributor may sell such shares to or through qualified securities dealers or others. David V. Shields, a Trustee Nominee of the Fund, is also an affiliated person of CMA and the Distributor.

     Sub-distributor. Effective July 13, 2019, Arbor Court Capital, LLC is the new sub-distributor of the Funds. The Trust and the Distributor have entered into a Sub-Distribution Agreement with Arbor Court Capital, LLC (“Sub-Distributor”) under which the Sub-Distributor provides certain assistance to the Distributor in connection with processing purchases, redemptions and other transactions involving shares of the Fund through the

National Securities Clearing Corporation. Under the terms of the Sub-Distribution Agreement, the Distributor is responsible for paying the Sub-Distributor for its services.

     Custodian. U.S. Bank, N.A., (“Custodian”), 425 Walnut Street, Cincinnati, OH 45202, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of BBD, LLP as Independent Accountants. The Board of Trustees pre-approved the engagement of the independent accountant, BBD, LLP (“Accountant”) for the last two fiscal years at audit committee meetings of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the Fund and to pre-approve, when appropriate, any non-audit services provided by the Accountant to CMA, or any entity controlling, controlled by, or under common control with CMA that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the registrant.

Audit Fees. Audit fees billed for the registrant for the last two fiscal years are $13,500 for 2017 and $13,500 for 2018. These amounts represent aggregate fees billed by the registrant’s Accountant, in connection with the annual audits of the Fund’s financial statements and for services normally provided by the Accountant in connection with the Fund’s statutory and regulatory filings.

Audit-Related Fees. There were no additional fees billed in the fiscal years ended November 30, 2017 and November 30, 2018 for assurance and related services by the Accountant that was reasonably related to the performance of the audit of the Fund’s financial statements that were not reported above.

Tax Fees. The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning were $2,200 for the fiscal year ended November 30, 2017 and $2,200 for the fiscal year ended November 30, 2018. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

All Other Fees. There were no other fees billed by the Accountant which were not disclosed above during the last two fiscal years.

Pre-Approval Policies of the Audit Committee. The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, dated as of [Date], is between CAPITAL MANAGEMENT INVESTMENT TRUST (the "Trust"), a Massachusetts Business Trust, on behalf of the WELLINGTON SHIELDS ALL-CAP FUND (the "Fund"), and CAPITAL MANAGEMENT ASSOCIATES, INC., a New York corporation (the "Advisor"), registered as an investment advisor under the Investment Advisors Act of 1940, as amended (the "Advisors Act").

WHEREAS, the Trust is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Trust desires to retain the Advisor to furnish investment advisory and administrative services to the Fund, and the Advisor is willing to furnish such services.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	Appointment. The Trust hereby appoints the Advisor to act as Investment Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services set forth herein, for the compensation provided in the attached Schedule A.

2.	Delivery of Documents. The Trust has furnished the Investment Advisor with copies properly certified or authenticated of each of the following:

	(a)	The Trust's Declaration of Trust, as filed with the Commonwealth of Massachusetts (the "Declaration");

	(b)	The Trust's By-Laws (the "By-Laws");

	(c)	Resolutions of the Trust's Board of Trustees and the resolution approved by a majority of the outstanding shares of the Fund authorizing the appointment of the Advisor and approving this Agreement;

	(d)	The Trust's Registration Statement on Form N-lA under the 1940 Act and under the Securities Act of 1933 as amended, (the "1933 Act"), relating to shares of beneficial interest of the Fund (the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;

	(e)	The Fund's Prospectus (the "Prospectus").

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.	Management. Subject to the supervision of the Trust's Board of Trustees, the Advisor will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Advisor will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Advisor will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in its Prospectus. The Advisor further agrees that it:

	(a)	Will conform its activities to all applicable Rules and Regulations of the Securities and Exchange Commission and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies that may now or in the future have jurisdiction over its activities under this

Agreement;

	(b)	Will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Advisor will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Advisor believes two or more brokers or dealers are comparable in price and execution, the Advisor may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Trust shares, and (ii) brokers who are affiliated with the Fund or its Advisor; provided, however, that in no instance will portfolio securities be purchased from or sold to the Advisor or any affiliated person of the Advisor in principal transactions;

	(c)	Will provide certain executive personnel for the Fund as may be mutually agreed upon from time to time with the Board of. Trustees, the salaries and expenses of such personnel to be borne by the Advisor unless otherwise mutually agreed upon; and

	(d)	Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.	Services Not Exclusive. The advisory services furnished by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Trustees, the Advisor will not serve as investment advisor to any other investment company having a similar investment objective to that of the Fund.

5.	Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by it pursuant to Rule 31a-1 under the 1940 Act that are not maintained by others on behalf of the Fund.

6.	Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with its investment advisory services pertaining to the Fund. The Advisor will pay, out of the Advisor's resources, the entire cost of the promotion and sale of Trust shares, including the preparation of the prospectus and other documents. The Advisor will provide other information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements and Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

Notwithstanding the foregoing, the Fund shall pay the expenses and costs of the following:

	(a)	Taxes, interest charges and extraordinary expenses;

	(b)	Brokerage fees and commissions with regard to portfolio transactions of the Fund;

	(c)	Fees and expenses of the custodian of the Fund's portfolio securities;

	(d)	Fees and expenses of the Fund's administrator, transfer and dividend disbursing agent and the Fund's fund accounting agent or, if the Fund performs any such services without an agent, the costs of the same;

	(e)	Auditing and legal expenses;

	(f)	Cost of maintenance of the Fund's existence as a legal entity;

	(g)	Compensation of trustees who are not interested persons of the Advisor as law defines that term;

	(h)	Costs of Trust meetings;

	(i)	Federal and State registration or qualification fees and expenses;

     (j) Costs of setting in type, printing and mailing Prospectuses, reports and notices to existing shareholders; (k) The investment advisory fee payable to the Advisor, as provided in paragraph 7 herein; and (l) Plan of Distribution expenses, but only in accordance with the Plan of Distribution as approved by the shareholders of the Fund.

7. Compensation. The Trust will pay the Advisor and the Advisor will accept as full compensation an investment advisory fee, based upon the daily average net assets of each Fund, computed at the end of each month and payable within five (5) business days thereafter; based upon Schedule A attached hereto.

8.(a) Limitation of Liability. The Advisor shall not be liable for any error of judgment, mistake of law or for any other loss whatsoever suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

8.(b) Indemnification of Advisor. Subject to the limitations set forth in this Subsection 8(b), the Fund shall indemnify, defend and bold harmless {from the assets of the Trust or Trusts to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by, (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as the quoted phrase is defined in Section 2(a)(19) of the 1940 Act nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Independent Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Trust to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Advisor ultimately will be entitled to indemnification hereunder.

As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved. (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted ·in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interest of the Fund or to have been liable to the Fund or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Fund, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Fund hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

8.	(c) Indemnification of Fund. The Adviser agrees to indemnify and hold harmless the Trust and Trust's Trustees and officers from all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Trust in connection with the defense or disposition of any action, related to or resulting from (i) any breach or violation of this Agreement by the Adviser; (ii) any breach of fiduciary duty with respect to the receipt of compensation for services; and (iii) any willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

8.	(d) Failure to Perform; Force Majeure. No failure or omission by either party hereto in the performance of any. obligation of this Agreement (other than payment obligations) shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including but not limited to, the following: acts of God, acts or omissions of any governmental agency; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake, war; rebellion; insurrection; riot; and invasion and provided that such failure or omission resulting from one of the above causes is cured as soon as is practicable after the occurrence of one or more of the above-mentioned causes.

8.	(e) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

9.	Duration and Termination. This Agreement shall become effective upon the date written above and, unless sooner terminated as provided herein, shall continue in effect for an initial two year period. Thereafter, unless terminated as herein provided, this Agreement shall continue in effect, for successive periods of one year each, provided such continuance is specifically approved annually:

(a) By the vote of a majority of those members of the Board of Trustees who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

(b) By vote of either the Board of Trustees or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Fund or by the Advisor at any time on sixty (60) days' written notice, without the payment of any penalty, provided that termination by the Fund must be authorized either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.	Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.	Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect . their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

12.	Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ATTEST:	CAPITAL MANAGEMENT INVESTMENT TRUST
By: ___________________	____________________________________
Title: _________________	____________________________________

ATTEST:	CAPITAL MANAGEMENT ASSOCIATES, INC.
By: ___________________	____________________________________
Title: _________________	____________________________________

SCHEDULE A

INVESTMENT ADVISOR'S COMPENSATION SCHEDULE

I	For the services delineated in the INVESTMENT ADVISORY AGREEMENT and rendered to the WELLINGTON SHIELDS ALL-CAP FUND, the Advisor shall be compensated monthly, as of the last day of each month, within five business days of the month end, a fee based upon the daily average net assets of the Fund according to the following schedule:

Net Assets	Annual Fee
On the first $100 million	1.00%
On the next $150 million	0.90%
On the next $250 million	0.85%
On all assets over $500 million	0.80%

7

APPENDIX B – BENEFICIAL OWNERSHIP

     The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of the Fund as of August 15, 2019.

                                                          All-Cap Fund
                                                    Institutional Shares

Name and Address of Principal Holder	Percentage Owned of Record

First Clearing Corporation, A/C 204	20.84%
WELLS FARGO CLEARING SERVICES/A/C 2043-2710
2801 MARKET STREET
SAINT LOUIS, MO 63103
8.87%
First Clearing Corporation, A/C 177
WELLS FARGO CLEARING SERVICES/A/C 1778-1025
2801 MARKET STREET
SAINT LOUIS, MO 63103

B-1

PROXY CARD Capital Management Investment Trust Wellington Shields All-Cap Fund

Proxy for a meeting of shareholders to be held on November 22, 2019

The undersigned hereby appoints Stephen Portas and W. Jameson McFadden as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund listed on the previous page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 A.M. on November 22, 2019 at the offices of Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposals. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated ________________________________
Signature(s) (Title(s), if applicable):	(Sign in the Box)

Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

Please fill in a box as shown using black or blue ink or number 2 pencil.	[X]
PLEASE DO NOT USE FINE POINT PENS.

1.	To approve the investment advisory agreement with respect to the Wellington Shields All-Cap Fund between Capital Management Associates, Inc. and Capital Management Investment Trust.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.	To approve the ability of Capital Management Associates, Inc. to seek reimbursement of fees waived for, and/or expenses reimbursed to the Wellington Shields Small-Cap Fund from the Wellington Shields All-Cap Fund following the reorganization of the Small-Cap Fund into the All-Cap Fund.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	To elect each nominee to the Board of Trustees. Nominees: (1) Paul J. Camilleri; (2) David V. Shields; and (3) Michael D. Cahill.

FOR
ABSTAIN
all nominees listed (except
as marked to the contrary
below

[ ]	[ ]

4.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]